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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

               DATE OF EARLIEST EVENT REPORTED: NOVEMBER 14, 2002

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                          INTERNET CAPITAL GROUP, INC.
                          ---------------------------
               (Exact name of registrant as specified in charter)


        DELAWARE                       000-26929                 23-2996071
(State of Incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)


               435 Devon Park Drive, 600 Building, Wayne, PA 19087
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               (Address of Principal Executive Offices) (Zip Code)

                                 (610) 989-0111
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

         99.1 Certification of Chief Executive Officer relating to Form 10-Q for period ending September 30, 2002

         99.2 Certification of Chief Financial Officer relating to Form 10-Q for period ending September 30, 2002


ITEM 9. REGULATION FD DISCLOSURE.

              Attached as exhibits 99.1 and 99.2 and hereby incorporated into this Item 9 are the certifications of the Company's Chief Executive Officer and Chief Financial Officer required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         INTERNET CAPITAL GROUP, INC.



Date:  November 14, 2002                 By: /s/ Anthony P. Dolanski
                                            --------------------------------

                                            Name: Anthony P. Dolanski
                                            Title: Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

   99.1 Certification of Chief Executive Officer relating to Form 10-Q for period ending September 30, 2002

   99.2 Certification of Chief Financial Officer relating to Form 10-Q for period ending September 30, 2002